 EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report (the “Report”) of Leafbuyer Technologies, Inc. (the “Company”) on Form 10-K for the year ended June 30, 2022 as filed with the Securities and Exchange Commission on the date hereof, I, Brian Ross, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 28, 2022	/s/ Mark Breen
Mark Breen
Chief Financial Officer and Director
(Principal Executive Officer and Principal Financial Officer)